June 17, 2022

Clockwise Capital Innovation ETF

TIME

A Series of Capitol Series Trust (the “Trust”)

Supplement to the Statement of Additional Information, Dated December 22, 2021

The Statement of Additional Information (“SAI”) dated December 22, 2021, of the Clockwise Capital Innovation ETF is amended to include the disclosure that follows.

The following disclosure regarding inverse ETFs is added to the section titled “Other Investment Companies” on page 6 and 7 of the SAI.

Inverse (short) ETFs and Leveraged ETFs. The Fund may invest up to 5% of its net assets in inverse ETFs and leveraged ETFs. An inverse ETF is constructed using various derivatives, swaps and futures contracts to profit from a decline in the value of an underlying benchmark. Inverse ETFs attempt to deliver returns that are the opposite of the underlying index's returns. Inverse ETFs may track a broad-based index, correlate to specific sectors or be linked to commodities, currencies or some other benchmark. Investing in inverse ETFs is similar to holding various short positions, which involve borrowing securities and selling them with the goal of repurchasing them at a lower price.

Leveraged (or “ultra short”) ETFs seek to deliver multiples or amplify of the performance of the index or benchmark it tracks. Leveraged ETFs are designed to achieve their investment objective on a daily basis and are not designed to track an underlying index over an extended period of time. A leveraged ETF does not seek to amplify the annual returns of index, but instead, tracks the daily changes. Leveraged ETFs pursue a range of investment strategies, including the use of swaps, futures contracts and other derivative instruments. Leveraged ETFs are typically used by traders who wish to speculate on an index, or to take advantage of the index's short-term momentum. Due to the high-risk, high-cost structure of leveraged ETFs, they are rarely used as long-term investments.

Investing in inverse ETFs or leveraged ETFs can be an effective way to hedge against market downturns. Most inverse and leveraged ETFs are designed to achieve their stated objectives daily, i.e. they "reset" daily. Their performance over longer periods of time - over weeks or months or years - can differ significantly from the performance (or inverse of the performance) of their underlying index or benchmark during the same period of time. This effect can be magnified in volatile markets. Typically, the longer you hold an inverse or leveraged ETF, the greater your potential loss. Accordingly, inverse and leveraged ETFs may not be suitable for investors who plan to hold positions for longer than one trading session. The use of inverse or leveraged ETFs may be more costly and less tax efficient than traditional ETFs or other investment products.

Inverse or Short Correlation Risk. If an Underlying ETF is designed to deliver the opposite return of an index, it should lose money when such index rises — a result that is the opposite from traditional mutual funds. This risk is compounded if the Underlying ETF seeks to achieve a return that is a multiple of the inverse performance of its index.

Compounding Risk. The performance of an Underlying ETF for periods longer than a single day will very likely differ in amount, and possibly even direction from the daily return of its benchmark index for the same period, before accounting for fees and expenses. Compounding affects all investments, but has a more significant impact on a leveraged ETF. This effect becomes more pronounced as index volatility and holding periods increase.

See also “Leverage” and “Risks of Leverage” in this SAI.

Further Information

For further information, please contact the Clockwise Capital Innovation ETF toll-free at 1-800-610-6128. You may also obtain additional copies of the Summary Prospectus, Prospectus and SAI, free of charge, by writing to the Clockwise Capital Innovation ETF c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the toll-free number above or by visiting the Clockwise Capital Innovation ETF’s website at www.clockwisefunds.com.

Investors Should Retain this Supplement for Future Reference.